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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. or the Operating Partnership is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties. Simon Group operates from five retail real estate platforms: regional malls, Premium Outlet Centers®, The Mills®, community/lifestyle centers and international properties. At March 31, 2009, we owned or had an interest in 386 properties comprising 262 million square feet of gross leasable area in North America, Europe and Asia.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of March 31, 2009, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next two quarters will be announced according to the following approximate schedule:

Second Quarter 2009	July 31, 2009
Third Quarter 2009	November 2, 2009

Stock Information

        The Company's common stock and two issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)

 Simon Property Group Ownership Structure(1)
March 31, 2009

(1)
Schedule excludes Company preferred stock (see "Preferred Stock/Units Outstanding") and Operating Partnership units not convertible into common stock.

(2)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)
Holders of Class B common stock are entitled to elect 4 of the members of the Board of Directors and also have voting rights with common stock.

(4)
Other executives includes directors and executive officers of the Company, other than Simon family members.

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2008 through March 31, 2009

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2008	56,368,410	231,319,644
Issuance of Common Stock for Stock Option Exercises	—	3,500
Conversion of Operating Partnership Units into Common Stock	(881,072)	881,072
Restricted Stock Awards (Stock Incentive Program)(6)	—	244,092
Common Shares and Operating Partnership Units Issued as Dividends/Distributions	1,345,151	5,519,765
Public Offering of Common Stock	—	17,250,000
Number Outstanding at March 31, 2009	56,832,489	255,218,073
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at March 31, 2009		255,218,073
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		6,302,866
Series C 7% Cumulative Convertible Preferred Units(3)		71,313
Series I 6% Convertible Perpetual Preferred Units(3)		1,257,510
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		219,910
Diluted Common Shares Outstanding at March 31, 2009(5)		263,069,672

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not convertible into common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 58).

(3)
Conversion terms provided on page 58 of this document.

(4)
Based upon the weighted average stock price for the quarter ended March 31, 2009.

(5)
For FFO purposes.

(6)
Net of forfeitures.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of March 31, 2009
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2009	2008
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$918,492	$895,298
Net Income Available to Common Stockholders	$106,768	$87,933
Basic Earnings per Common Share (EPS)	$0.45	$0.39
Diluted Earnings per Common Share (EPS)	$0.45	$0.39
FFO of the Operating Partnership	$476,832	$420,052
Diluted FFO of the Operating Partnership	$483,710	$432,441
Basic FFO per Share (FFOPS)	$1.63	$1.49
Diluted FFO per Share (FFOPS)	$1.61	$1.46
Distributions per Share(1)	$0.90	$0.90

	March 31, 2009	December 31, 2008
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	56,833	56,368
Common Shares Outstanding at End of Period	255,218	231,320

Total Common Shares and Units Outstanding at End of Period	312,051	287,688

Weighted Average Limited Partnership Units Outstanding	56,863	57,175
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	235,909	225,333
Diluted—for purposes of EPS	236,129	225,884
Diluted—for purposes of FFOPS	243,542	238,263
Simon Group's Debt Information
Share of Consolidated Debt	$17,106,617	$17,766,316
Share of Joint Venture Debt	6,464,913	6,632,419

Share of Total Debt	$23,571,530	$24,398,735

Simon Group's Market Capitalization
Common Stock Price at End of Period	$34.64	$53.13
Common Equity Capitalization, including common operating partnership units	$10,809,432	$15,284,866
Preferred Equity Capitalization, including preferred operating partnership units	505,940	589,532

Total Equity Market Capitalization	$11,315,372	$15,874,398

Total Capitalization—Including Simon Group's Share of Total Debt	$34,886,902	$40,273,133

	As of or for the Three Months Ended March 31,
	2009	2008
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$3,813	$8,069
Joint Venture Properties	$581	$1,541
Simon Group's Share of Joint Venture Properties	$349	$689

(1)
In the first quarter of 2009, the Company paid a common stock dividend of $0.90 per share, consisting of a combination of 10% cash and 90% shares of the Company's common stock.

        On the next two pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended March 31, 2009
						For the Three Months Ended March 31, 2008 Our Total Share
	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$571,414	$(9,026)	$562,388	$183,986	$746,374	$728,390
Overage rent	12,500	(43)	12,457	8,140	20,597	24,159
Tenant reimbursements	258,762	(5,434)	253,328	91,797	345,125	339,772
Management fees and other revenues	30,651	—	30,651	—	30,651	33,020
Other income	45,165	(541)	44,624	23,358	67,982	64,923

Total revenue	918,492	(15,044)	903,448	307,281	1,210,729	1,190,264

EXPENSES:
Property operating	106,147	(3,046)	103,101	58,324	161,425	169,893
Depreciation and amortization	256,337	(2,086)	254,251	97,764	352,015	314,906
Real estate taxes	88,243	(1,476)	86,767	25,528	112,295	107,259
Repairs and maintenance	22,588	(576)	22,012	10,491	32,503	40,724
Advertising and promotion	18,506	(250)	18,256	5,492	23,748	24,435
Provision for credit losses	13,015	(99)	12,916	3,882	16,798	8,210
Home and regional office costs	26,163	—	26,163	—	26,163	39,600
General and administrative	4,048	—	4,048	—	4,048	5,302
Other	19,229	(877)	18,352	16,738	35,090	32,578

Total operating expenses	554,276	(8,410)	545,866	218,219	764,085	742,907

OPERATING INCOME	364,216	(6,634)	357,582	89,062	446,644	447,357
Interest expense	(226,036)	3,595	(222,441)	(83,517)	(305,958)	(320,459)
Income tax benefit of taxable REIT subsidiaries	2,523	—	2,523	—	2,523	23
Income from unconsolidated entities	5,545	—	5,545	(5,545)	—	—

CONSOLIDATED NET INCOME	146,248	(3,039)	143,209	—	143,209	126,921
Net income attributable to noncontrolling interests	32,951	(3,039)	29,912	—	29,912	27,637
Preferred dividends	6,529	—	6,529	—	6,529	11,351

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$106,768	$—	$106,768	$—	$106,768	$87,933

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO
Consolidated Net Income			$146,248	$—	$146,248	$129,022
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			252,913	—	252,913	225,056
Simon's share of depreciation and amortization from unconsolidated entities			—	93,378	93,378	86,628
Income from unconsolidated entities			(5,545)	5,545	—	—
Net income attributable to noncontrolling interest holders in properties			(3,039)	—	(3,039)	(2,101)
Depreciation and amortization attributable to noncontrolling interest holders in properties			(1,962)	—	(1,962)	(2,298)
Preferred distributions and dividends			(10,706)	—	(10,706)	(16,255)

FFO of the Operating Partnership			$377,909	$98,923	$476,832	$420,052

Percentage of FFO of the Operating Partnership			79.25%	20.75%	100.00%	100.00%

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet

	As of March 31, 2009
	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2008 Our Total Share
ASSETS:
Investment properties, at cost	$25,250,451	$(202,897)	$25,047,554	$9,197,556	$34,245,110	$34,322,044
Less—accumulated depreciation	6,374,145	(81,191)	6,292,954	1,370,890	7,663,844	7,428,279

	18,876,306	(121,706)	18,754,600	7,826,666	26,581,266	26,893,765
Cash and cash equivalents	898,328	(8,194)	890,134	259,286	1,149,420	1,074,573
Tenant receivables and accrued revenue, net	364,095	(4,638)	359,457	148,467	507,924	574,871
Investment in unconsolidated entities, at equity	1,573,350	—	1,573,350	(1,573,350)	—	—
Deferred costs and other assets	1,039,409	(3,546)	1,035,863	224,931	1,260,794	1,268,031
Notes receivable from related parties	536,000	—	536,000	—	536,000	520,700

Total assets	$23,287,488	$(138,084)	$23,149,404	$6,886,000	$30,035,404	$30,331,940

LIABILITIES:
Mortgages and other indebtedness	$17,385,047	$(278,430)	$17,106,617	$6,464,913	$23,571,530	$24,398,735
Accounts payable, accrued expenses, intangibles, and deferred revenues	981,905	(8,668)	973,237	409,393	1,382,630	1,529,790
Cash distributions and losses in partnerships and joint ventures, at equity	406,155	—	406,155	(406,155)	—	—
Other liabilities and accrued dividends	183,720	(1,046)	182,674	417,849	600,523	496,223

Total liabilities	18,956,827	(288,144)	18,668,683	6,886,000	25,554,683	26,424,748

Limited partners' preferred interest in the Operating Partnership and other noncontrolling redeemable interests in properties	276,441	(680)	275,761	—	275,761	274,902
Series I 6% convertible perpetual preferred stock, 19,000,000 shares authorized, 7,593,604 and 7,590,264 issued and outstanding, respectively, at liquidation value	379,680	—	379,680	—	379,680	379,513
EQUITY:
Stockholders' equity
Capital Stock (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,950	—	45,950	—	45,950	46,032
Common stock, $.0001 par value, 400,004,000 shares authorized, 259,339,963 and 235,691,040 issued and outstanding, respectively	46	—	46	—	46	24
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	6,106,116	—	6,106,116	—	6,106,116	5,410,147
Accumulated deficit	(2,602,752)	—	(2,602,752)	—	(2,602,752)	(2,491,929)
Accumulated other comprehensive loss	(218,479)	—	(218,479)	—	(218,479)	(165,066)
Common stock held in treasury at cost, 4,129,890 and 4,379,396 shares, respectively	(177,615)	—	(177,615)	—	(177,615)	(186,210)

Total stockholders' equity	3,153,266	—	3,153,266	—	3,153,266	2,612,998
Noncontrolling interests	521,274	150,740	672,014	—	672,014	639,779

Total equity	3,674,540	150,740	3,825,280	—	3,825,280	3,252,777

Total liabilities and equity	$23,287,488	$(138,084)	$23,149,404	$6,886,000	$30,035,404	$30,331,940

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of March 31, 2009
(in thousands, except as noted)

        Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income ("NOI") is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the increase in NOI of regional malls and Premium Outlet Centers that are comparable properties for the three months ended March 31, 2009.

	For the Three Months Ended March 31,
	2009	2008
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$146,248	$129,022
Income tax benefit of taxable REIT subsidiaries	(2,523)	(23)
Interest expense	226,036	229,917
Income from unconsolidated entities	(5,545)	(7,141)

Operating Income	364,216	351,775
Depreciation and amortization	256,337	228,043

NOI of consolidated Properties	$620,553	$579,818

Reconciliation of NOI of unconsolidated entities:
Income from Continuing Operations	$50,471	$36,799
Discontinued operations—Results of operations and gain on disposal or sale, net	—	(47)
Interest expense	219,151	248,873
Loss (income) from unconsolidated entities	768	(21)

Operating Income	270,390	285,604
Depreciation and amortization	187,463	171,699

NOI of unconsolidated entities	$457,853	$457,303

Total consolidated and unconsolidated NOI from continuing operations	$1,078,406	$1,037,121

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	—	47

Total NOI of the Simon Group Portfolio	$1,078,406	$1,037,168

Increase in NOI from prior period	4.0%	21.3%
Less: Joint venture partner's share of NOI	279,747	274,905

Simon Group's Share of NOI	$798,659	$762,263

Increase in Simon Group's Share of NOI from prior period	4.8%	11.6%
NOI of Regional Malls that are Comparable Properties (1)	$631,468	$615,145

Increase in NOI of Regional Malls that are Comparable Properties (1)	2.7%

NOI of Premium Outlet Centers that are Comparable Properties (1)	$118,637	$110,000

Increase in NOI of Premium Outlet Centers that are Comparable Properties (1)	7.9%

(1)
Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)
For the Three Months Ended March 31, 2009

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	13.7%
Texas	11.0%
California	9.9%
Massachusetts	7.3%
New York	7.0%
Georgia	5.1%
Indiana	4.7%
Nevada	4.6%
Pennsylvania	4.6%
New Jersey	4.6%

Top 10 Contributors by State	72.5%

NOI by Asset Type
Regional Malls	66.7%
Premium Outlet Centers	19.1%
Mills Portfolio (2)	6.4%
Community/Lifestyle Centers	3.8%
International (3)	3.8%
Other	0.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
Mills Portfolio includes The Mills®, Mills regional malls and Mills community centers.

(3)
International includes seven Premium Outlet Centers in Japan and one Premium Outlet Center in both Mexico and South Korea, plus the shopping centers in France, Italy, Poland, and China.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of March 31, 2009
(In thousands)

	For the Three Months Ended March 31,
	2009	2008
Consolidated Properties
Other Income
Interest Income	$6,617	$12,538
Lease Settlement Income	13,435	7,876
Gains on Land Sales	228	1,498
Other	24,885	22,785

Totals	$45,165	$44,697

Other Expense
Ground Rent	$7,819	$7,249
Professional Fees	2,858	3,809
Other	8,552	7,263

Totals	$19,229	$18,321

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of March 31, 2009

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Mall Stores	58,198,661	57,914,351	38.0%
Freestanding	4,338,343	1,692,343	1.1%
Anchors	96,419,237	26,263,756	17.3%

Regional Mall Total	158,956,241	85,870,450	56.4%
Premium Outlet Centers	16,363,595	16,363,595	10.7%
Community/Lifestyle Centers	20,838,099	14,190,239	9.3%
The Mills®	22,865,683	20,347,137	13.4%
Mills Regional Malls	17,405,453	8,574,869	5.6%
Mills Community Centers	1,013,832	962,278	0.6%

Mills Portfolio Total	41,284,968	29,884,284	19.6%
Office Portion of Retail	2,129,867	2,129,867	1.4%
Other(1)	5,940,127	3,964,008	2.6%

Total U.S. Properties	245,512,897	152,402,443	100.0%

(1)
Consists of: 1) ten other shopping centers and non-Premium outlet centers, and 2) five regional malls. These properties contribute 0.2% of Simon Group's share of total NOI.

 SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information(1)
As of March 31, 2009

	As of or for the Three Months Ended March 31,
	2009	2008
Total Number of Regional Malls	163	168
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	160.9	164.6
Occupancy(2)
Consolidated Assets	90.7%	91.9%
Unconsolidated Assets	90.8%	91.2%
Total Portfolio	90.8%	91.7%
Comparable sales per square foot(3)
Consolidated Assets	$436	$465
Unconsolidated Assets	$495	$546
Total Portfolio	$455	$491
Average rent per square foot(2)
Consolidated Assets	$38.79	$36.79
Unconsolidated Assets	$43.32	$39.64
Total Portfolio	$40.29	$37.73

Average Base Rent Per Square Foot(2)	Mall & Freestanding Stores	% Change
3/31/09	$40.29	6.8%
3/31/08	37.73
12/31/08	39.49	6.5%
12/31/07	37.09	4.8%
12/31/06	35.38	2.6%
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%

Leasing Activity During the Period (2):

	Average Base Rent(4)
			Amount of Change (Referred to as "Leasing Spread")
	Lease Signings	Store Closings/ Lease Expirations
2009 (YTD)	$42.60	$34.14	$8.46	24.8%
2008	45.74	37.72	8.02	21.3%
2007	44.76	39.12	5.64	14.4%
2006	43.21	36.73	6.48	17.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
For mall stores.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(4)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

 SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)(2)
As of March 31, 2009

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/09
Mall Stores & Freestanding
Month to Month Leases	860	2,328,835	$35.64
2009 (4/1 - 12/31)	752	1,504,907	$42.32
2010	2,397	6,633,343	$37.57
2011	2,282	5,955,574	$35.70
2012	1,590	5,310,395	$36.37
2013	1,456	4,299,944	$42.25
2014	1,318	3,940,876	$42.96
2015	1,194	3,991,985	$44.19
2016	1,359	3,891,863	$43.10
2017	1,348	4,504,506	$43.91
2018	1,218	4,650,217	$46.87
2019	631	2,531,414	$45.84
2020 and Thereafter	265	1,819,927	$33.79
Specialty Leasing Agreements w/ terms in excess of 12 months	1,101	2,717,865	$14.95
Anchor Tenants
Month to Month Leases	1	103,100	$3.50
2009 (4/1 - 12/31)	9	1,018,777	$3.71
2010	33	3,948,820	$2.68
2011	20	2,212,929	$4.20
2012	26	3,130,174	$4.14
2013	26	3,410,045	$4.72
2014	30	2,809,577	$5.31
2015	10	858,693	$6.45
2016	10	1,090,349	$7.68
2017	6	816,723	$2.79
2018	7	687,836	$7.16
2019	11	1,479,939	$5.29
2020 and Thereafter	29	2,745,180	$6.55

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

 SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants(1)
As of March 31, 2009

Top Mall Store Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	288	3,282	1.3%	2.2%
Limited Brands, Inc.	323	1,813	0.7%	2.0%
Abercrombie & Fitch Co.	233	1,678	0.7%	1.8%
Foot Locker, Inc.	401	1,563	0.6%	1.5%
Zale Corporation	330	326	0.1%	1.0%
Luxottica Group S.P.A	358	719	0.3%	1.0%
American Eagle Outfitters, Inc.	164	928	0.4%	0.9%
Express LLC	114	1,027	0.4%	0.9%
Sterling Jewelers, Inc.	201	310	0.1%	0.8%
Genesco, Inc.	369	509	0.2%	0.8%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	150	26,864	10.9%	0.4%
Sears Roebuck & Co.	121	18,411	7.5%	0.2%
J.C. Penney Co., Inc.	112	16,068	6.5%	0.7%
Dillard's Dept. Stores	80	12,065	4.9%	0.1%
Nordstrom, Inc.	25	4,301	1.8%	0.1%
Belk, Inc.	22	2,792	1.1%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,802	0.7%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.1%
Dick's Sporting Goods, Inc.	18	1,170	0.5%	0.3%
Saks Incorporated	9	1,053	0.4%	0.2%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2009-2010

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2009
Midland Park Mall	Midland, TX	Ulta	Party City
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy's
Plaza Carolina	Carolina (San Juan), PR	Tiendas Capri (relocated)	N/A
		Best Buy	Tiendas Capri
Springfield Mall	Springfield, PA	Target	Macy's
Town Center at Cobb	Kennesaw (Atlanta), GA	JCPenney expansion	N/A
University Park Mall	South Bend, IN	Barnes & Noble	Marshall Field's
Valley Mall	Harrisonburg, VA	Books-A-Million	N/A
Openings Projected in 2010
Coddingtown Mall	Santa Rosa, CA	Whole Foods	Ralph's Grocery
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy's

(1)
Does not include information for the regional malls in the Mills portfolio.

 SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		775,276
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,319,574
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		791,294
4.	Fashion Valley	CA	San Diego	50.0%		1,722,214
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		865,629
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		698,780
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,150,270
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,377,351	(7)
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,213,232
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		882,406
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,078,309
12.	Crystal Mall	CT	Waterford	74.6%		769,863
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,099,481
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,117,943
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,089,816
16.	Coconut Point	FL	Estero	50.0%		1,196,364
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		943,902
18.	Cordova Mall	FL	Pensacola	100.0%		856,312
19.	Crystal River Mall	FL	Crystal River	100.0%		415,696
20.	Dadeland Mall	FL	Miami	50.0%		1,487,477
21.	DeSoto Square	FL	Bradenton	100.0%		688,413
22.	Edison Mall	FL	Fort Myers	100.0%		1,051,266
23.	Florida Mall, The	FL	Orlando	50.0%		1,707,448
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,695
25.	Indian River Mall	FL	Vero Beach	50.0%		750,923
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		555,688
27.	Melbourne Square	FL	Melbourne	100.0%		667,970
28.	Miami International Mall	FL	Miami	47.8%		1,074,169
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		955,044
30.	Paddock Mall	FL	Ocala	100.0%		556,879
31.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	763,680
32.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,125,994
33.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,429
34.	St. Johns Town Center	FL	Jacksonville	100.0%		1,222,579
35.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,754,070
36.	Treasure Coast Square	FL	Jensen Beach	100.0%		878,259
37.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,094,935
38.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		1,279,421	(7)
39.	Lenox Square	GA	Atlanta	100.0%		1,544,663
40.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,796,838
41.	Northlake Mall	GA	Atlanta	100.0%		961,104
42.	Phipps Plaza	GA	Atlanta	100.0%		818,311
43.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,274,024
44.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		688,629
45.	NorthPark Mall	IA	Davenport	50.0%		1,059,060
46.	Southern Hills Mall(2)	IA	Sioux City	50.0%		796,825
47.	SouthRidge Mall(2)	IA	Des Moines	50.0%		889,428
48.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		422,892
49.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	529,861
50.	Northwoods Mall	IL	Peoria	100.0%		694,014
51.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,209,708

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
52.	River Oaks Center	IL	Calumet City (Chicago)		100.0%	1,355,496	(7)
53.	SouthPark Mall	IL	Moline		50.0%	1,004,860
54.	White Oaks Mall	IL	Springfield		80.7%	912,236
55.	Castleton Square	IN	Indianapolis		100.0%	1,381,502
56.	Circle Centre	IN	Indianapolis	14.7	%(3)	736,038
57.	College Mall	IN	Bloomington		100.0%	630,365
58.	Eastland Mall	IN	Evansville		50.0%	866,080
59.	Fashion Mall at Keystone, The	IN	Indianapolis		100.0%	683,385
60.	Greenwood Park Mall	IN	Greenwood (Indianapolis)		100.0%	1,279,930
61.	Markland Mall	IN	Kokomo		100.0%	415,680
62.	Muncie Mall	IN	Muncie		100.0%	639,991
63.	Tippecanoe Mall	IN	Lafayette		100.0%	861,572
64.	University Park Mall	IN	Mishawaka		100.0%	885,073
65.	Washington Square	IN	Indianapolis		100.0%	963,082
66.	Towne East Square	KS	Wichita		100.0%	1,128,786
67.	Towne West Square	KS	Wichita		100.0%	942,068
68.	West Ridge Mall	KS	Topeka		100.0%	992,265
69.	Prien Lake Mall	LA	Lake Charles		100.0%	723,983
70.	Arsenal Mall	MA	Watertown (Boston)		100.0%	503,552	(7)
71.	Atrium Mall	MA	Chestnut Hill (Boston)		49.1%	205,074
72.	Auburn Mall	MA	Auburn		49.1%	590,885
73.	Burlington Mall	MA	Burlington (Boston)		100.0%	1,318,099
74.	Cape Cod Mall	MA	Hyannis		49.1%	722,639
75.	Copley Place	MA	Boston		98.1%	1,243,228	(7)
76.	Emerald Square	MA	North Attleboro (Providence, RI)		49.1%	1,022,539
77.	Greendale Mall	MA	Worcester (Boston)		49.1%	430,779	(7)
78.	Liberty Tree Mall	MA	Danvers (Boston)		49.1%	857,845
79.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)		47.2%	474,963
80.	Northshore Mall	MA	Peabody (Boston)		49.1%	1,421,140
81.	Solomon Pond Mall	MA	Marlborough (Boston)		49.1%	909,275
82.	South Shore Plaza	MA	Braintree (Boston)		100.0%	1,165,845
83.	Square One Mall	MA	Saugus (Boston)		49.1%	930,138
84.	Bowie Town Center	MD	Bowie (Washington, D.C.)		100.0%	684,386
85.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)		100.0%	979,907
86.	Bangor Mall	ME	Bangor	67.4	%(6)	652,904
87.	Maplewood Mall	MN	St. Paul (Minneapolis)		100.0%	931,215
88.	Miller Hill Mall	MN	Duluth		100.0%	805,601
89.	Battlefield Mall	MO	Springfield		100.0%	1,198,718
90.	Independence Center	MO	Independence (Kansas City)		100.0%	1,032,867
91.	SouthPark	NC	Charlotte		100.0%	1,625,608
92.	Crossroads Mall	NE	Omaha		100.0%	710,443
93.	Mall at Rockingham Park, The	NH	Salem (Boston)		24.6%	1,019,959
94.	Mall of New Hampshire, The	NH	Manchester		49.1%	811,063
95.	Pheasant Lane Mall	NH	Nashua		(5)	869,699
96.	Brunswick Square	NJ	East Brunswick (New York)		100.0%	764,905
97.	Livingston Mall	NJ	Livingston (New York)		100.0%	983,756
98.	Menlo Park Mall	NJ	Edison (New York)		100.0%	1,323,342	(7)
99.	Ocean County Mall	NJ	Toms River (New York)		100.0%	890,240

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
100.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	1,098,688
101.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,243,527
102.	Cottonwood Mall	NM	Albuquerque	100.0%		1,040,876
103.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		635,487
104.	Chautauqua Mall	NY	Lakewood	100.0%		424,969
105.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		580,120
106.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,209,470	(7)
107.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,306,991
108.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,027,085
109.	Westchester, The	NY	White Plains (New York)	40.0%		827,374	(7)
110.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,232,511
111.	Lima Mall	OH	Lima	100.0%		737,598
112.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,016,435
113.	Southern Park Mall	OH	Youngstown	100.0%		1,190,173
114.	Summit Mall	OH	Akron	100.0%		767,796
115.	Upper Valley Mall	OH	Springfield	100.0%		739,429
116.	Penn Square Mall	OK	Oklahoma City	94.5%		1,051,294
117.	Woodland Hills Mall	OK	Tulsa	94.5%		1,092,056
118.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,286,074	(7)
119.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		1,020,427	(7)
120.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	2,613,354	(7)
121.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	1,168,669	(7)
122.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,148,297
123.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	65.0	%(6)	1,319,498	(7)
124.	Ross Park Mall	PA	Pittsburgh	100.0%		1,210,599
125.	South Hills Village	PA	Pittsburgh	100.0%		1,136,577	(7)
126.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	587,979
127.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,040,481	(7)
128.	Anderson Mall	SC	Anderson	100.0%		671,010
129.	Haywood Mall	SC	Greenville	100.0%		1,231,123
130.	Empire Mall(2)	SD	Sioux Falls	50.0%		1,074,238
131.	Rushmore Mall(2)	SD	Rapid City	50.0%		835,595
132.	Knoxville Center	TN	Knoxville	100.0%		977,968	(7)
133.	Oak Court Mall	TN	Memphis	100.0%		849,802	(7)
134.	West Town Mall	TN	Knoxville	50.0%		1,336,751
135.	Wolfchase Galleria	TN	Memphis	94.5%		1,267,146
136.	Barton Creek Square	TX	Austin	100.0%		1,428,784
137.	Broadway Square	TX	Tyler	100.0%		628,068
138.	Cielo Vista Mall	TX	El Paso	100.0%		1,242,939
139.	Domain, The	TX	Austin	100.0%		631,101	(7)
140.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,001,103	(7)
141.	Galleria, The	TX	Houston	31.5%		2,350,817
142.	Highland Mall(2)	TX	Austin	50.0%		1,077,925
143.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,713
144.	Irving Mall	TX	Irving (Dallas)	100.0%		1,042,526
145.	La Plaza Mall	TX	McAllen	100.0%		1,199,304
146.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,806
147.	Longview Mall	TX	Longview	100.0%		649,834

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
148.	Midland Park Mall	TX	Midland	100.0%		617,140
149.	North East Mall	TX	Hurst (Dallas)	100.0%		1,644,451
150.	Rolling Oaks Mall	TX	San Antonio	100.0%		878,453	(7)
151.	Sunland Park Mall	TX	El Paso	100.0%		911,227
152.	Valle Vista Mall	TX	Harlingen	100.0%		651,264
153.	Apple Blossom Mall	VA	Winchester	49.1%		440,113
154.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		570,303
155.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	792,878
156.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		988,992	(7)
157.	Valley Mall	VA	Harrisonburg	50.0%		505,018
158.	Virginia Center Commons	VA	Glen Allen	100.0%		785,102
159.	Columbia Center	WA	Kennewick	100.0%		773,248
160.	Northgate Mall	WA	Seattle	100.0%		1,058,624
161.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,240,154
162.	Bay Park Square	WI	Green Bay	100.0%		699,891
163.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall GLA					160,944,833

FOOTNOTES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(7)
Includes office space as follows:
Arsenal Mall—107,188 sq. ft.
Century III Mall—39,119 sq. ft.
Copley Place—867,409 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Firewheel Town Center—74,999 sq. ft.
Granite Run—4,000 sq. ft.
Greendale Mall—119,860 sq. ft.
Gwinnett Place—32,603 sq. ft.
King of Prussia Mall—13,646 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Menlo Park Mall—52,424 sq. ft.
Knoxville Center—1,455 sq. ft.
Oak Court Mall—127,411 sq. ft.
Oxford Valley Mall—111,160 sq. ft.
Plaza Carolina—28,436 sq. ft.
River Oaks Center—116,162 sq. ft.
Rolling Oaks Mall—6,383 sq. ft.
Roosevelt Field—1,610 sq. ft.
South Hills Village—4,361 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Domain—92,955 sq. ft.
The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of March 31, 2009

	As of or for the Three Months Ended March 31,
	2009	2008
Total Number of U.S. Premium Outlet Centers	40	39
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	16.4	15.7
Occupancy(1)	96.9%	97.9%
Comparable sales per square foot(1)	$507	$511
Average base rent per square foot(1)	$29.21	$26.32
Average Base Rent Per Square Foot(1)	Total Center	% Change
3/31/09	$29.21	11.0%
3/31/08	26.32
12/31/08	27.65	7.7%
12/31/07	25.67	5.9%
12/31/06	24.23	4.6%
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%

Leasing Activity During the Period(1):

	Average Base Rent(2)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2009 (YTD)	$34.19	$25.61	$8.58	33.5%
2008	38.07	25.59	12.48	48.8%
2007	31.43	23.64	7.79	33.0%
2006	29.95	22.87	7.08	31.0%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%

(1)
For all owned gross leasable area.

(2)
Represents the average base rent for tenants who signed leases as compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of March 31, 2009

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/09
2009 (4/1–12/31)	306	1,016,997	$23.51
2010	493	2,119,127	$24.93
2011	458	1,997,122	$25.00
2012	452	1,899,107	$27.44
2013	452	2,152,373	$28.31
2014	339	1,344,291	$29.53
2015	242	868,365	$33.82
2016	236	769,362	$37.20
2017	278	910,299	$37.78
2018	392	1,428,462	$45.46
2019 and Thereafter	338	1,287,811	$45.70

(1)
Does not consider the impact of renewal options that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of March 31, 2009

(Sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	90	869	0.4%	0.7%
Phillips—Van Heusen Corporation	169	828	0.3%	0.7%
Adidas Promotional Retail Operations, Inc.	80	589	0.2%	0.5%
Nike Retail Services, Inc.	89	696	0.3%	0.4%
Jones Retail Corporation	154	477	0.2%	0.4%
Tommy Hilfiger Retail Operations, Inc.	45	320	0.1%	0.3%
The William Carter Company, Inc.	72	346	0.1%	0.3%
Brown Group Retail, Inc.	72	309	0.1%	0.3%
Coach, Inc.	37	171	0.1%	0.3%
LCI Holdings, Inc.	62	390	0.2%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo	100.0%	454,119
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	287,931
3.	Desert Hills Premium Outlets	CA	Cabazon (Riverside)	100.0%	498,848
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	298,848
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,287
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	525,262
7.	Napa Premium Outlets	CA	Napa	100.0%	179,348
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,982
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	442,042
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,163
11.	Orlando Premium Outlets	FL	Orlando	100.0%	549,379
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,632
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,811
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
16.	Edinburgh Premium Outlets	IN	Edinburgh	100.0%	377,772
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,314
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,425
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,534
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,309
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	439,445
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,779
24.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,204
25.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	159,393
26.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	473,724
27.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	538,660
28.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,577
29.	Woodbury Common Premium Outlets	NY	Central Valley	100.0%	844,246
30.	Aurora Farms Premium Outlets	OH	Aurora	100.0%	290,558
31.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,815
32.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,070
33.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,731
34.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,492
35.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	425,484
36.	Rio Grande Valley Premium Outlets	TX	Mercedes	100.0%	578,890
37.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	431,621
38.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	463,288
39.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	402,668
40.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585

	Total U.S. Premium Outlet Centers GLA				16,363,595

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information(1)
As of March 31, 2009

	As of or for the Three Months Ended March 31,
	2009	2008
Total Number of Community/Lifestyle Centers	70	67
Total Community/Lifestyle Center GLA (in millions of square feet)	20.8	18.6
Occupancy(2)	87.4%	93.3%
Average rent per square foot(2)	$13.37	$12.47
Average Base Rent Per Square Foot(2)	Total Center	% Change
3/31/09	$13.37	7.2%
3/31/08	12.47
12/31/08	13.25	6.6%
12/31/07	12.43	5.2%
12/31/06	11.82	3.6%
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%

Leasing Activity During the Period(2):

	Average Base Rent(3)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2009 (YTD)	$15.43	$13.96	$1.47	10.5%
2008	14.77	13.10	1.67	12.7%
2007	18.43	14.56	3.87	26.6%
2006	12.47	10.49	1.98	18.9%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
For all owned gross leasable area.

(3)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)(2)
As of March 31, 2009

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/09
Month to Month Leases	49	149,554	$14.33
2009 (4/1–12/31)	73	417,684	$13.23
2010	290	1,532,742	$14.91
2011	253	1,472,195	$12.86
2012	186	1,195,560	$12.74
2013	222	1,469,177	$13.86
2014	108	1,407,350	$10.92
2015	74	894,142	$14.02
2016	66	832,326	$12.95
2017	68	1,059,067	$12.64
2018	99	1,048,084	$14.86
2019	52	639,064	$16.51
2020 and Thereafter	44	918,901	$13.48
Specialty Leasing Agreements w/ terms in excess of 12 months	10	114,682	$1.94

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants(1)
As of March 31, 2009

(Sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Target Corporation	14	1,878	0.8%	0.0%
Wal-Mart Stores, Inc.	8	969	0.4%	0.0%
Kohl's Department Stores, Inc.	10	913	0.4%	0.1%
Best Buy Company, Inc.	20	866	0.4%	0.2%
TJX Companies, Inc.	20	640	0.3%	0.2%
Retail Ventures, Inc.	12	478	0.2%	0.1%
Toys R Us, Inc.	11	442	0.2%	0.1%
Bed Bath & Beyond, Inc.	14	423	0.2%	0.1%
Dick's Sporting Goods, Inc.	8	389	0.2%	0.1%
Burlington Coat Factory	6	374	0.2%	0.1%

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(3)	334,851
2.	Gaitway Plaza	FL	Ocala	23.3	%(3)	208,873
3.	Highland Lakes Center	FL	Orlando	100.0%		493,399
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	100.0%		815,741
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	35.0	%(3)	199,059
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,506
9.	West Town Corners	FL	Altamonte Springs (Orlando)	23.3	%(3)	385,643
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	23.3	%(3)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,612
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		630,359
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	35.0	%(3)	278,970
15.	Forest Plaza	IL	Rockford	100.0%		428,039
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,843
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,969
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		305,070
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.0	%(3)	382,377
23.	Brightwood Plaza	IN	Indianapolis	100.0%		38,493
24.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		503,693
25.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
26.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
27.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		653,877
28.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
29.	Markland Plaza	IN	Kokomo	100.0%		90,527
30.	Muncie Plaza	IN	Muncie	100.0%		298,821
31.	New Castle Plaza	IN	New Castle	100.0%		91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
33.	Teal Plaza	IN	Lafayette	100.0%		101,087
34.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
35.	University Center	IN	Mishawaka	100.0%		150,524
36.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(3)	549,576
37.	Washington Plaza	IN	Indianapolis	100.0%		50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		254,519
39.	Park Plaza	KY	Hopkinsville	100.0%		114,983
40.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,873
41.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
42.	Ridgewood Court	MS	Jackson	35.0	%(3)	369,501
43.	Dare Centre	NC	Kill Devil Hills	100.0%		168,898
44.	MacGregor Village	NC	Cary	100.0%		145,107
45.	North Ridge Shopping Center	NC	Raleigh	100.0%		166,617
46.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		149,570
47.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,266

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
48.	Cobblestone Court	NY	Victor	35.0	%(3)	265,445
49.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,104
50.	Lima Center	OH	Lima	100.0%		236,878
51.	Eastland Plaza	OK	Tulsa	100.0%		190,261
52.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
53.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,383
54.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,267
55.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,566
56.	Charles Towne Square	SC	Charleston	100.0%		71,794
57.	Empire East(2)	SD	Sioux Falls	50.0%		297,278
58.	Knoxville Commons	TN	Knoxville	100.0%		180,508
59.	Arboretum at Great Hills	TX	Austin	100.0%		206,827
60.	Gateway Shopping Center	TX	Austin	100.0%		512,631
61.	Ingram Plaza	TX	San Antonio	100.0%		111,518
62.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,579
63.	Palms Crossing	TX	McAllen	100.0%		337,249
64.	Richardson Square	TX	Richardson (Dallas)	100.0%		512,845
65.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,585
66.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		364,782
67.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		619,366
68.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
69.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	254,271
70.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center GLA					20,838,099

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximate 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
U.S. Mills Portfolio Operational Information
As of March 31, 2009

	As of or for the Three Months Ended March 31,
	2009	2008
The Mills®
Total Number of The Mills®	16	17
Total GLA (in millions of square feet)	22.9	24.3
Occupancy(1)	89.7%	94.2%
Comparable sales per square foot(2)	$373	$379
Average base rent per square foot(1)	$19.78	$19.25
Mills Regional Malls(3)
Total Number of Regional Malls	16	16
Total GLA (in millions of square feet)	17.5	17.6
Occupancy(4)	87.4%	86.8%
Comparable sales per square foot(2)	$410	$450
Average rent per square foot(4)	$37.14	$37.05
Mills Community Centers
Total Number of Community Centers	4	4
Total GLA (in millions of square feet)	1.0	1.0
Occupancy(1)	94.4%	97.0%
Average rent per square foot(1)	$11.43	$11.13

(1)
For all owned gross leasable area.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(4)
For mall stores.

SIMON PROPERTY GROUP
U.S. Mills Portfolio Property Listing

	Property Name	State	City (CBSA)	SPG Share of Legal Ownership		Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,251,266
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,291,885
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,106,406
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,347,390
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,183,550
6.	Franklin Mills	PA	Philadelphia	50.0%		1,781,375
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,778,362
8.	Great Mall	CA	Milpitas (San Jose)	24.5	%(1)	1,377,038
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,821,600
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,574,377
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,477,268
12.	Opry Mills	TN	Nashville	24.5	%(1)	1,158,987
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,549,763
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,253,116
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,191,766
16.	The Block at Orange	CA	Orange (Los Angeles)	25.0%		721,534

	Subtotal The Mills®					22,865,683
	Regional Malls(3)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		970,416
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0	%(1)	2,374,974	(2)
19.	Dover Mall	DE	Dover	34.1%		886,109
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		898,914	(2)
21.	Falls, The	FL	Miami	25.0%		808,824
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		863,970
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,070,689
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,045,441
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,124,755
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,068,224
27.	Meadowood Mall	NV	Reno	25.0%		876,698	(2)
28.	Northpark Mall	MS	Ridgeland	50.0%		949,439
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		761,716
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,331,970	(2)
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,213,098
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,301,491

	Subtotal Regional Malls					17,546,728
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,090
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,613
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,446

	Subtotal Community Centers					1,013,832

	Total Mills Properties					41,426,243

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Includes office space as follows:

Del Amo Fashion Center—114,494 sq. ft.

Meadowood Mall—6,017 sq. ft.

Southdale Center—20,295 sq. ft.

The Esplanade—469 sq. ft.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

SIMON PROPERTY GROUP
International Operational Information(1)
As of March 31, 2009

	As of or for the Three Months Ended March 31,
	2009	2008
European Shopping Centers
Total Number of Shopping Centers	52	51
Total GLA (in millions of square feet)	13.5	13.3
Occupancy	98.5%	98.5%
Comparable sales per square foot	€409	€424
Average rent per square foot	€30.86	€29.68
International Premium Outlets—Japan
Total Number of Premium Outlets	7	6
Total GLA (in millions of square feet)	2.0	1.8
Occupancy	99.9%	98.0%
Comparable sales per square foot	¥91,492	¥94,134
Average base rent per square foot	¥4,705	¥4,691

(1)
Does not include Premium Outlets Punta Norte in Mexico, Yeoju Premium Outlets in South Korea and Changshu In City Plaza in Changshu, China.

SIMON PROPERTY GROUP
International Property Listing

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)		Total Gross Leasable Area(1)
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		576,800
2.	Bay 1	Torcy (Paris)	50.0%		348,900
3.	Bel'Est	Bagnolet (Paris)	17.5%		173,100
4.	Villabé A6	Villabé (Paris)	7.5%		284,300
5.	Wasquehal	Wasquehal (Lille)	50.0%		254,700

	Subtotal France				1,637,800
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		94,800
9.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		547,800
11.	Modugno	Modugno (Bari)	49.0%		143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	190,700
	Catania:
18.	La Rena	La Rena (Catania)	49.0%		146,200
19.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	99,300
	Lecco:
20.	Merate	Merate (Lecco)	49.0	%(3)	162,000
	Milan (Milano):
21.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	283,900
22.	Cinisello	Cinisello (Milano)	49.0%		375,600
23.	Nerviano	Nerviano (Milano)	49.0	%(3)	111,600
24.	Rescaldina	Rescaldina (Milano)	49.0%		377,100
25.	Vimodrone	Vimodrone (Milano)	49.0%		190,600
	Monza:
26.	Monza	Monza	49.0	%(3)	211,700

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)		Total Gross Leasable Area(1)
	Naples (Napoli):
27.	Giugliano	Giugliano (Napoli)	49.0	%(5)	754,500
28.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	192,900
29.	Pompei	Pompei (Napoli)	49.0%		91,400
30.	Vulcano Buono	Nola (Napoli)	22.1%		876,000
	Olbia:
31.	Olbia	Olbia	49.0	%(3)	207,600
	Padova:
32.	Padova	Padova	49.0%		105,800
	Palermo:
33.	Palermo	Palermo	49.0%		82,900
	Pesaro:
34.	Fano	Fano (Pesaro)	49.0%		112,300
	Pescara:
35.	Cepagatti	Cepagatti (Pescara)	49.0%		269,800
36.	Pescara	Pescara	49.0%		161,500
	Piacenza:
37.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		179,200
	Rome (Roma):
38.	Casalbertone	Roma	49.0	%(3)	147,600
39.	Collatina	Collatina (Roma)	49.0%		63,600
40.	Porta Di Roma	Roma	19.6%		1,255,400
	Sassari:
41.	Centro Azuni	Sassari	49.0	%(3)	35,600
42.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	233,700
	Taranto:
43.	Taranto	Taranto	49.0%		201,700
	Turin (Torino):
44.	Cuneo	Cuneo (Torino)	49.0%		282,200
45.	Rivoli	Rivoli (Torino)	49.0	%(3)	94,100
46.	Torino	Torino	49.0%		171,800
47.	Venaria	Venaria (Torino)	49.0%		165,600
	Venice (Venezia):
48.	Mestre	Mestre (Venezia)	49.0%		246,700
	Verona:
49.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	164,600
	Vicenza:
50.	Vicenza	Vicenza	49.0%		98,500

	Subtotal Italy				10,430,200

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)	Total Gross Leasable Area(1)
	POLAND
51.	Arkadia Shopping Center	Warsaw	50.0%	1,103,000
52.	Wilenska Station Shopping Center	Warsaw	50.0%	308,600

	Subtotal Poland			1,411,600
	JAPAN
53.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	479,000
54.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	193,500
55.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	320,600
56.	Sano Premium Outlets	Sano (Tokyo)	40.0%	389,900
57.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
58.	Toki Premium Outlets	Toki (Nagoya)	40.0%	230,300
59.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	239,900

	Subtotal Japan			2,017,400
	MEXICO
60.	Premium Outlets Punta Norte	Mexico City	50.0%	244,200

	Subtotal Mexico			244,200
	SOUTH KOREA
61.	Yeoju Premium Outlets	Seoul	50.0%	249,900

	Subtotal South Korea			249,900
	CHINA
62.	Changshu In City Plaza	Changshu	32.5%	482,500

	Subtotal China			482,500

	TOTAL INTERNATIONAL ASSETS			16,473,600

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
This property is encumbered by a leasehold on the entire premise which entitles the lessor to the majority of the economics of the property.

(4)
We own our interest in the assets in France and Poland through our shareholdings in Simon Ivanhoe S.a.r.l. Our interest in the Italian assets is owned through Gallerie Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5 and our interest in South Korea through Shinsegae Chelsea Co., Ltd. We own our interest in the shopping center in Changshu, Jiangsu Province, China, through our shareholdings in Great Mall Investments Limited.

(5)
We own a 49% interest in the shopping gallery at this center, which consists of 177,600 sf of leasable area. We own a 19.6% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

SIMON PROPERTY GROUP
Capital Expenditures
For the Three Months Ended March 31, 2009
(In thousands)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group's Share
New development projects	$40,481	$51,094	$21,043
Redevelopment projects with incremental GLA and/or anchor replacement	$30,146	$32,413	$18,071
Renovations with no incremental GLA	$10,667	$—	$—
Tenant allowances:
Retail	$10,140	$8,407	$2,472
Office	$1,035	$—	—
Operational capital expenditures at properties:
CAM expenditures(1)	$1,732	$3,952	$1,932
Non-CAM expenditures	$1,346	$3,066	$1,183

Totals	$95,547	$98,932	$44,701

Plus (Less): Conversion from accrual to cash basis	$41,547	$19,757

Capital Expenditures for the Three Months Ended 3/31/09(2)	$137,094	$118,689

Capital Expenditures for the Three Months Ended 3/31/08(2)	$230,719	$242,327

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview and Construction-in-Progress
As of March 31, 2009

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
New Development Projects
Cincinnati Premium Outlets	400,000 square foot upscale outlet center	100%	8/09	$98	$92	$92	11%	$58.8	—	—
Monroe, OH
Significant Redevelopment and Expansion Projects with Incremental GLA
Domain, The (Phase II) Austin, TX	600,000 square foot expansion of upscale main street center anchored by Dillard's, Dick's Sporting Goods and Village Road Show Theaters	100%	10/09 (Dick's) 2/10 (All other)	$164	$141	$141	7%	$86.3	—	—
Camarillo Premium Outlets	220,000 square foot expansion of upscale outlet center	100%	4/09	$79	$74	$74	13%	$58.8	—	—
—The Promenade Camarillo, CA
Florida Mall, The	Redevelopment of former Lord & Taylor building and addition	50%	11/09	$17	$17	$9	14%	—	$5.1	$2.5
Orlando, FL	of Forever 21, H&M and Zara in open-air component
South Shore Plaza	Addition of Nordstrom and 146,000 square feet of small shops	100%	3/10	$129	$129	$129	11%	$61.8	—	—
Braintree (Boston), MA
Renovations
Town Center at Cobb	Mall renovation	75%	5/09
Kennesaw (Atlanta), GA
Towne East Square	Mall renovation	100%	5/09
Wichita, KS
	Subtotal Renovations			$19	$19	$17	8%	$8.0	$8.8	$6.6
Anchor/Big Box/Theater Activity
Plaza Carolina	Relocation of Tiendas Capri and addition of Best Buy	100%	4/09 (Tiendas) 11/09 (Best Buy)	$13	$13	$13	9%	$5.7	—	—
Carolina (San Juan), PR
Other Projects
Domain, The (Phase II)(4)	Addition of residential component (411 units)	50%	11/09
Austin, TX
Domain, The(4)	Addition of The Westin (340 rooms)	50%	4/10
Austin, TX
	Subtotal Asset Intensification			$123	$121	$61	10%	—	$30.1	$15.1
Miscellaneous								$19.5	$36.1	$18.3

Total Construction in Progress(5)								$298.9	$80.1	$42.5

(1)
Does not include the Mills portfolio in which we acquired an interest on March 29, 2007.

(2)
Cost and return are based upon current budget assumptions. Actual results may vary.

(3)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(4)
Construction loan in place which will fund remaining project costs.

(5)
Does not include our international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of March 31, 2009

Shopping center/ Location (Metropolitan area)	Project Description	Anchors/Major Tenants	The Company's Ownership Percentage of Project	Opening	Projected Net Cost* (in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy(1)	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	March 2010	€64
Catania—Sicily, Italy(1)	642,000 square foot center anchored by a hypermarket with approximately 120 shops	Auchan	24.0%	June 2010	€157
Asia:
Ami Premium Outlets—Ami (Tokyo), Japan(1)	227,000 square foot upscale outlet center		40.0%	July 2009	JPY 15,483
Hangzhou, China(1)	310,000 square foot center anchored by a hypermarket with approximately 85 shops	Wal-Mart, Forever 21, Sephora, Vero Moda, C&A	32.5%	October 2009	CNY 513
Suzhou, China(1)	750,000 square foot center anchored by a hypermarket and theater with approximately 200 shops	Wal-Mart, Best Buy, Golden Harvest Cinemas, Forever 21, C&A, Sephora, Starbucks, Vero Moda, Sport 100, H&M	32.5%	September 2009	CNY 1,029
Zhengzhou, China(1)	464,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, China Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	August 2009	CNY 593
Expansions:
Kobe-Sanda Premium Outlets—Kobe, Japan(1)	176,000 square foot phase II expansion		40.0%	November 2009	JPY 7,605

*
Cost is based upon current budget assumptions. Actual results may vary.

(1)
Construction loan in place which will fund remaining project costs.

 SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of March 31, 2009
(In thousands)

Year	Our Share of Secured Consolidated Debt	Our Share of Unsecured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Our Share of Total Debt
2009	427,243	200,000	377,380	1,004,623
2010	1,180,773	1,100,000	691,510	2,972,283
2011	524,830	1,866,974	671,216	3,063,020
2012	1,388,395	1,450,000	1,118,246	3,956,641
2013	908,987	1,125,000	515,542	2,549,529
2014	595,348	700,000	881,354	2,176,702
2015	6,562	1,200,000	665,228	1,871,790
2016	305,136	1,300,000	596,666	2,201,802
2017	574,738	500,000	849,299	1,924,037
2018	3,519	1,000,000	3,950	1,007,469
Thereafter	100,878	650,000	84,227	835,105

Face Amounts of Indebtedness	$6,016,409	$11,091,974	$6,454,618	$23,563,001
Premiums (Discounts) on Indebtedness, Net	13,384	(15,150)	10,295	8,529
Fair Value of Interest Rate Swaps Agreements	—	—	—	0

Our Share of Total Indebtedness	$6,029,793	$11,076,824	$6,464,913	$23,571,530

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant(1)	Required	Actual	Compliance
Total Debt to Total Assets	≤65%	47%	Yes
Total Secured Debt to Total Assets	≤50%	25%	Yes
Fixed Charge Coverage Ratio	>1.5X	2.6X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	253%	Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of March 31, 2009
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,813,340	$4,539,064	5.97%	4.2
Floating Rate Debt (Hedged)(1)	91,282	91,282	1.40%	0.1
Floating Rate Debt	1,389,769	1,386,063	1.52%	2.8

Total Mortgage Debt	6,294,391	6,016,409	4.88%	3.8
Unsecured Debt
Fixed Rate	10,675,000	10,675,000	6.01%	5.1
Revolving Credit Facility—US Tranche	0	0	0.88%	1.8
Revolving Credit Facility—Yen Currency	227,445	227,445	0.81%	1.8
Revolving Credit Facility—Euro Currency	189,529	189,529	1.49%	1.8

Total Revolving Credit Facility	416,974	416,974	1.12%	1.8
Total Unsecured Debt	11,091,974	11,091,974	5.83%	5.0
Premium	34,784	34,337
Discount	(36,102)	(36,103)

Consolidated Mortgages and Other Indebtedness(2)	$17,385,047	$17,106,617	5.49%	4.6

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$13,432,054	$5,171,779	5.55%	5.1
Floating Rate Debt (Swapped to Fixed)	450,000	225,000	0.55%	1.3
Floating Rate Debt (Hedged)(1)	732,977	295,269	1.95%	2.0
Floating Rate Debt	1,654,212	712,570	1.74%	4.7

Total Mortgage Debt	16,269,243	6,404,618	4.84%	4.7
Unsecured Fixed Rate Debt	100,000	50,000	7.38%	27.0
Premium	24,503	11,809
Discount	(3,038)	(1,514)

Joint Venture Mortgages and Other Indebtedness(3)	$16,390,708	$6,464,913	4.86%	4.9

Our Share of Total Indebtedness		$23,571,530	5.34%	4.7
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	88.9%	15,212,298	6.00%	4.8
Variable	11.1%	1,894,319	1.42%	2.4

	100.0%	17,106,617	5.49%	4.6
Joint Venture
Fixed	84.4%	5,457,074	5.57%	5.3
Variable	15.6%	1,007,839	1.89%	3.5

	100.0%	$6,464,913	4.86%	4.9

Total Debt		23,571,530

Total Fixed Debt	87.7%	20,669,372	5.89%	4.9

Total Variable Debt	12.3%	2,902,158	1.61%	2.8

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

(3)
Joint venture mortgages and other indebtedness excludes The Mall at The Source.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2009
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Plaza Carolina—Fixed		05/09/09	5.10%	Fixed	Secured		89,348	89,348
Plaza Carolina—Variable Capped	(2)	05/09/09	1.40%	Variable	Secured		91,282	91,282
Plaza Carolina—Variable Floating	(2)	05/09/09	1.40%	Variable	Secured		54,769	54,769
Simon Property Group, LP (Sr. Notes)		07/15/09	7.00%	Fixed	Unsecured		150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09	8.63%	Fixed	Unsecured		50,000	50,000
Bloomingdale Court	(7)	11/01/09	7.78%	Fixed	Secured		26,464	26,464
Forest Plaza	(7)	11/01/09	7.78%	Fixed	Secured		14,515	14,515
Lake View Plaza	(7)	11/01/09	7.78%	Fixed	Secured		19,295	19,295
Lakeline Plaza	(7)	11/01/09	7.78%	Fixed	Secured		21,154	21,154
Lincoln Crossing	(7)	11/01/09	7.78%	Fixed	Secured		2,921	2,921
Matteson Plaza	(7)	11/01/09	7.78%	Fixed	Secured		8,496	8,496
Muncie Plaza	(7)	11/01/09	7.78%	Fixed	Secured		7,345	7,345
Regency Plaza	(7)	11/01/09	7.78%	Fixed	Secured		3,984	3,984
St. Charles Towne Plaza	(7)	11/01/09	7.78%	Fixed	Secured		25,490	25,490
West Ridge Plaza	(7)	11/01/09	7.78%	Fixed	Secured		5,133	5,133
White Oaks Plaza	(7)	11/01/09	7.78%	Fixed	Secured		15,665	15,665
Simon Property Group, LP (Sr. Notes)		03/18/10	4.88%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10	4.60%	Fixed	Unsecured		400,000	400,000
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		184,354	184,354
University Park Mall	(2)	07/09/10	1.35%	Variable	Secured		100,000	100,000
SB Trolley Square Holding		08/01/10	9.03%	Fixed	Secured		27,710	27,710
Copley Place	(2)	08/01/10	1.15%	Variable	Secured		200,000	196,294
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		82,778	80,477
Crystal River		11/11/10	7.63%	Fixed	Secured		14,854	14,854
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		522,283	522,283
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		50,845	40,676
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		74,115	48,167
Revolving Credit Facility—USD	(2)	01/11/11	0.88%	Variable	Unsecured		0	0
Revolving Credit Facility—Yen Currency	(2)	01/11/11	0.81%	Variable	Unsecured	(13)	227,445	227,445
Revolving Credit Facility—Euro Currency	(2)	01/11/11	1.49%	Variable	Unsecured	(14)	189,529	189,529
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		14,552	11,055
Ingram Park Mall	(6)	08/11/11	6.99%	Fixed	Secured		76,846	76,846
Knoxville Center	(6)	08/11/11	6.99%	Fixed	Secured		58,193	58,193

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2009
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Northlake Mall	(6)	08/11/11	6.99%	Fixed	Secured	67,131	67,131
Towne West Square	(6)	08/11/11	6.99%	Fixed	Secured	50,301	50,301
Simon Property Group, LP (Sr. Notes)		09/01/11	5.60%	Fixed	Unsecured	600,000	600,000
Gateway Shopping Center		10/01/11	5.89%	Fixed	Secured	87,000	87,000
Tacoma Mall		10/01/11	7.00%	Fixed	Secured	122,136	122,136
Simon Property Group, LP (Sr. Notes)		03/01/12	5.00%	Fixed	Unsecured	600,000	600,000
Secured Term Loan	(2)	03/05/12	1.20%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12	5.75%	Fixed	Unsecured	400,000	400,000
Gwinnett Place		06/08/12	5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12	5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured	100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured	350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured	27,631	27,631
Century III Mall	(4)	10/10/12	6.20%	Fixed	Secured	81,563	81,563
Crossroads Mall		10/10/12	6.20%	Fixed	Secured	40,966	40,966
Forest Mall	(5)	10/10/12	6.20%	Fixed	Secured	16,404	16,404
Highland Lakes Center	(4)	10/10/12	6.20%	Fixed	Secured	15,121	15,121
Longview Mall	(4)	10/10/12	6.20%	Fixed	Secured	30,701	30,701
Markland Mall	(5)	10/10/12	6.20%	Fixed	Secured	21,720	21,720
Midland Park Mall	(5)	10/10/12	6.20%	Fixed	Secured	31,709	31,709
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	50,819	50,819
Richmond Towne Square	(5)	10/10/12	6.20%	Fixed	Secured	44,539	44,539
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured	150,000	150,000
Factory Stores of America—Boaz	(9)	03/10/13	9.10%	Fixed	Secured	2,667	2,667
The Factory Shoppes at Branson Meadows	(9)	03/10/13	9.10%	Fixed	Secured	9,122	9,122
MacGregor Village	(9)	03/10/13	9.10%	Fixed	Secured	6,569	6,569
Factory Stores of America—Georgetown	(9)	03/10/13	9.10%	Fixed	Secured	6,323	6,323
Factory Stores of America—Graceville	(9)	03/10/13	9.10%	Fixed	Secured	1,878	1,878
Dare Centre	(9)	03/10/13	9.10%	Fixed	Secured	1,633	1,633
Factory Stores of America—Lebanon	(9)	03/10/13	9.10%	Fixed	Secured	1,579	1,579
Factory Stores of America—Nebraska City	(9)	03/10/13	9.10%	Fixed	Secured	1,482	1,482
North Ridge Shopping Center	(9)	03/10/13	9.10%	Fixed	Secured	8,023	8,023
Factory Stores of America—Story City	(9)	03/10/13	9.10%	Fixed	Secured	1,833	1,833
Carolina Premium Outlets—Smithfield	(9)	03/10/13	9.10%	Fixed	Secured	19,615	19,615
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	53,618	53,618
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		05/30/13	5.30%	Fixed	Unsecured	700,000	700,000
Stanford Shopping Center	(2)	07/01/13	2.65%	Variable	Secured	240,000	240,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Battlefield Mall		07/01/13		4.60%	Fixed	Secured	94,078	94,078
Kittery Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	72,822	72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Texas Lifestyle Center Secured Loan	(2)	09/23/13		3.91%	Fixed	Secured	260,000	260,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured	28,884	9,127
Montgomery Mall		05/11/14		5.17%	Fixed	Secured	89,039	53,423
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured	23,136	23,136
Desoto Square		07/01/14		5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14		5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14		5.94%	Fixed	Secured	30,093	30,093
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	68,711	68,711
Philadelphia Premium Outlets	(2)	07/30/14		4.19%	Fixed	Secured	190,000	190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	70,658	52,994
Brunswick Square		08/11/14		5.65%	Fixed	Secured	83,140	83,140
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured	3,040	1,530
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16		7.88%	Fixed	Unsecured	250,000	250,000
Penn Square Mall		04/01/16		7.75%	Fixed	Secured	100,000	94,496
Simon Property Group, LP (Sr. Notes)		05/01/16		6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP Office		05/05/16		8.20%	Fixed	Secured	1,062	1,062
Las Americas Premium Outlets		06/11/16		5.84%	Fixed	Secured	180,000	180,000
White Oaks Mall		11/01/16		5.54%	Fixed	Secured	50,000	40,339
Simon Property Group, LP (Sr. Notes)		12/01/16		5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17		5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17		5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17		5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17		5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17		5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17		6.15%	Fixed	Secured	80,000	53,880
Simon Property Group, LP (Sr. Notes)		05/30/18		6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18		7.38%	Fixed	Unsecured	200,000	200,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2009
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured		650,000		650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured		97,500		92,106
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		33,517		33,517

Total Consolidated Indebtedness at Face Value							$17,386,365		$17,108,383

Premium on Fixed-Rate Indebtedness							34,784		34,337
Discount on Fixed-Rate Indebtedness							(36,102)		(36,103)

Total Consolidated Indebtedness							$17,385,047		$17,106,617

Joint Venture Indebtedness
Shops at Sunset Place, The	(2)	05/09/09	1.25%	Variable	Secured		82,976		31,116
Seminole Towne Center	(2)	07/09/09	1.15%	Variable	Secured		70,000	(19)	9,100
Fashion Centre Pentagon Office	(2)	07/09/09	1.25%	Variable	Secured		40,000		17,000
Briarwood Mall—2		09/01/09	5.47%	Fixed	Secured		355		89
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		36,962		18,162
Auburn Mall		09/10/09	7.99%	Fixed	Secured		43,273		21,263
Toki Premium Outlets—Variable		10/30/09	1.18%	Variable	Secured	(12)	9,922		3,969
Falls, The		11/01/09	4.34%	Fixed	Secured		148,200		37,050
Stoneridge Shopping Center	(16)	11/01/09	4.63%	Fixed	Secured		293,800		73,450
Briarwood Mall—1		11/01/09	4.45%	Fixed	Secured		192,402		48,101
Meadowood Mall	(2)(16)	11/09/09	5.13%	Fixed	Secured		182,000		45,500
Colorado Mills	(2)(16)	11/12/09	6.12%	Fixed	Secured		170,000	(19)	31,875
Mall at Chestnut Hill		02/01/10	8.45%	Fixed	Secured		13,683		6,461
Southdale Center		04/01/10	5.18%	Fixed	Secured		186,550		93,275
Cobblestone Court		04/16/10	1.50%	Variable	Secured		2,662	(19)	133
Westchester, The		06/01/10	4.86%	Fixed	Secured		500,000		200,000
Lakeforest Mall		07/08/10	4.90%	Fixed	Secured		141,050		35,263
Coddingtown Mall		07/14/10	1.65%	Variable	Secured		15,500		15,500
Lehigh Valley Mall	(2)	08/09/10	1.06%	Variable	Secured		150,000		56,415
Arizona Mills		10/05/10	7.90%	Fixed	Secured		133,601		33,400
Net Leases I		10/10/10	7.96%	Fixed	Secured		26,501		13,250
Springfield Mall	(2)	12/01/10	1.60%	Variable	Secured		72,300		27,467
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		246,040		123,020
Galleria Commerciali Italia—Catania		12/17/10	2.25%	Variable	Secured	(10)	46,054		22,567

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2009
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
SouthPark Residential	(2)	12/31/10	1.90%	Variable	Secured		41,498		16,599
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		44,407		21,820
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		90,179		44,312
Bay 1 (Torcy)		05/31/11	3.70%	Fixed	Secured	(11)	18,581		9,290
Bay 2 (Torcy)		06/30/11	4.12%	Fixed	Secured	(11)	69,321		34,660
Highland Mall		07/10/11	6.83%	Fixed	Secured		64,558		32,279
Villabe A6—Bel'Est		08/31/11	5.84%	Fixed	Secured	(11)	11,583		5,792
Wilenska Station Shopping Center		08/31/11	5.12%	Fixed	Secured	(11)	39,538		19,769
Hyatt Coconut	(2)	09/09/11	2.13%	Variable	Secured		10,313		5,157
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		151,349		64,323
Denver West Village		10/01/11	8.15%	Fixed	Secured		22,097		4,143
Toki Premium Outlets—Fixed		10/31/11	1.80%	Fixed	Secured	(12)	9,820		3,928
Domain Residential Building P	(2)	11/07/11	2.50%	Variable	Secured		2,039		1,020
Shops at Riverside, The	(2)	11/14/11	1.30%	Variable	Secured		150,000		75,000
Discover Mills—1		12/11/11	7.32%	Fixed	Secured		23,700	(19)	2,382
Discover Mills—2		12/11/11	6.08%	Fixed	Secured		135,000	(19)	13,568
Galleria Commerciali Italia—Facility A	(2)	12/22/11	2.56%	Fixed	Secured	(10)	313,003		153,371
Galleria Commerciali Italia—Facility B		12/22/11	2.66%	Fixed	Secured	(10)	309,860		151,831
St. Louis Mills		01/08/12	6.39%	Fixed	Secured		90,000		26,829
Tosu Premium Outlets—Variable		01/31/12	1.85%	Variable	Secured	(12)	11,047		4,419
Dover Mall & Commons	(2)(3)	02/01/12	2.45%	Variable	Secured		83,756		28,515
Esplanade, The	(2)(3)	02/01/12	2.45%	Variable	Secured		75,136		37,568
Galleria at White Plains	(2)(3)	02/01/12	2.45%	Variable	Secured		125,566		62,783
Northpark Mall—Mills	(2)(3)	02/01/12	2.45%	Variable	Secured		105,543		52,772
Dadeland Mall		02/11/12	6.75%	Fixed	Secured		182,905		91,453
Square One		03/11/12	6.73%	Fixed	Secured		87,040		42,769
Southridge Mall		04/01/12	5.23%	Fixed	Secured		124,000		62,000
Hamilton Town Center	(2)	05/29/12	2.10%	Variable	Secured		94,253		47,127
Arkadia Shopping Center		05/31/12	4.68%	Fixed	Secured	(11)	135,114		67,557
Arkadia Shopping Center—2		05/31/12	6.73%	Fixed	Secured	(11)	157,505		78,753
Gotemba Premium Outlets—Variable		05/31/12	0.93%	Variable	Secured	(12)	8,674		3,470
Mills Senior Loan Facility	(2)	06/07/12	1.75%	Variable	Secured		685,000		342,500
Marley Station		07/01/12	4.89%	Fixed	Secured		114,400		28,600
Hilltop Mall		07/08/12	4.99%	Fixed	Secured		64,350		16,088
Crystal Mall		09/11/12	5.62%	Fixed	Secured		95,985		71,575
Concord Mills Mall		12/07/12	6.13%	Fixed	Secured		166,157		32,816
Katy Mills		01/09/13	6.69%	Fixed	Secured		145,359		18,170
Del Amo	(2)	01/23/13	2.00%	Variable	Secured		335,000		83,750

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2009
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured		131,447		64,590
Avenues, The		04/01/13	5.29%	Fixed	Secured		72,426	(19)	10,864
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured		72,491	(19)	2,900
Domain Residential Phase II	(2)	07/22/13	2.50%	Variable	Secured		6,144		3,072
Solomon Pond		08/01/13	3.97%	Fixed	Secured		108,785		53,454
Tosu Premium Outlets—Fixed		08/24/13	1.49%	Fixed	Secured	(12)	8,751		3,500
Miami International Mall		10/01/13	5.35%	Fixed	Secured		94,294		45,050
Fashion Valley Mall		10/09/13	2.50%	Variable	Secured		200,000		100,000
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured		35,000		17,198
Galleria Commerciali Italia—Giugliano A		10/20/13	2.31%	Variable	Secured	(10)	35,662		17,474
Galleria Commerciali Italia—Giugliano B		10/20/13	2.31%	Variable	Secured	(10)	34,343		16,828
Galleria Commerciali Italia—Giugliano C		10/20/13	2.71%	Variable	Secured	(10)	14,819		7,261
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured		115,959		28,990
Ontario Mills	(2)(16)	12/05/13	5.13%	Fixed	Secured		75,000		18,750
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured		11,554		3,426
Kobe Sanda Premium Outlets—Fixed		01/31/14	1.48%	Fixed	Secured	(12)	23,205		9,282
Kobe Sanda Premium Outlets—Variable		01/31/14	1.25%	Variable	Secured	(12)	9,206		3,682
Concord Marketplace		02/01/14	5.76%	Fixed	Secured		13,440		6,720
Northshore Mall		03/11/14	5.03%	Fixed	Secured		204,011		100,246
Sawgrass Mills		07/01/14	5.82%	Fixed	Secured		820,000		410,000
Arundel Mills		08/01/14	6.14%	Fixed	Secured		385,000		114,056
Grapevine Mills	(2)(16)	09/22/14	5.93%	Fixed	Secured		270,000		80,001
Block at Orange		10/01/14	6.25%	Fixed	Secured		220,000		55,000
Opry Mills		10/10/14	6.16%	Fixed	Secured		280,000		68,600
Gotemba Premium Outlets—Fixed		10/25/14	1.54%	Fixed	Secured	(12)	73,259		29,304
Indian River Commons		11/01/14	5.21%	Fixed	Secured		9,645		4,823
Indian River Mall		11/01/14	5.21%	Fixed	Secured		65,355		32,678
Rinku Premium Outlets		11/25/14	1.83%	Fixed	Secured	(12)	35,408		14,163
St. Johns Town Center		03/11/15	5.06%	Fixed	Secured		170,000		85,000
Galleria Commerciali Italia—Cinisello		03/31/15	2.26%	Variable	Secured	(10)	169,525		83,067
St. John's Town Center Phase II	(2)(16)	05/10/15	5.50%	Fixed	Secured		77,500		38,750
Gaitway Plaza		70/01/15	4.60%	Fixed	Secured		13,900	(19)	0
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured		24,800	(19)	0
Ridgewood Court		07/01/15	4.60%	Fixed	Secured		14,650	(19)	733
Village Park Plaza		07/01/15	4.60%	Fixed	Secured		29,850	(19)	3,582
West Town Corners		07/01/15	4.60%	Fixed	Secured		18,800	(19)	0
Great Mall of the Bay Area	(2)	08/28/15	6.01%	Fixed	Secured		270,000		66,150
Clay Terrace		10/01/15	5.08%	Fixed	Secured		115,000		57,500
Mall of New Hampshire		10/05/15	6.23%	Fixed	Secured		136,042		66,848

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Houston Galleria—1		12/01/15		5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2		12/01/15		5.44%	Fixed	Secured		177,417	55,860
Smith Haven Mall		03/01/16		5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall		04/01/16		7.03%	Fixed	Secured		19,559	7,430
Eastland Mall		06/01/16		5.79%	Fixed	Secured		168,000	84,000
Empire Mall		06/01/16		5.79%	Fixed	Secured		176,300	88,150
Granite Run Mall		06/01/16		5.83%	Fixed	Secured		117,820	58,910
Mesa Mall		06/01/16		5.79%	Fixed	Secured		87,250	43,625
Rushmore Mall		06/01/16		5.79%	Fixed	Secured		94,000	47,000
Southern Hills Mall		06/01/16		5.79%	Fixed	Secured		101,500	50,750
Valley Mall		06/01/16		5.83%	Fixed	Secured		45,874	22,937
Greendale Mall		10/01/16		6.00%	Fixed	Secured		45,000	22,112
Firewheel Residential	(2)	11/20/16		5.91%	Fixed	Secured		22,949	11,475
Coconut Point		12/10/16		5.83%	Fixed	Secured		230,000	115,000
King of Prussia Mall—1		01/01/17		7.49%	Fixed	Secured		136,951	16,913
King of Prussia Mall—2		01/01/17		8.53%	Fixed	Secured		9,602	1,186
Mall at Rockingham		03/10/17		5.61%	Fixed	Secured		260,000	63,879
Liberty Plaza		06/01/17		5.68%	Fixed	Secured		43,000	21,500
Franklin Mills		06/01/17		5.65%	Fixed	Secured		290,000	145,000
Gurnee Mills		07/01/17		5.77%	Fixed	Secured		321,000	160,500
Potomac Mills		07/11/17		5.83%	Fixed	Secured		410,000	205,000
West Town Mall		12/01/17		6.34%	Fixed	Secured		210,000	105,000
Changshu SZITIC		12/01/17		6.73%	Fixed	Secured	(15)	45,384	14,750
Aventura Mall		12/11/17		5.91%	Fixed	Secured		430,000	143,333
Sano Premium Outlets		05/31/18		0.82%	Variable	Secured	(12)	55,693	22,277
Zhengzhou		09/01/18		8.61%	Fixed	Secured	(15)	42,456	13,798
Hangzhou		10/01/18		8.61%	Fixed	Secured	(15)	36,600	11,895
Sendai Premium Outlets		10/31/18		0.78%	Variable	Secured	(12)	38,871	15,548
Whitehall Mall		11/01/18		7.00%	Fixed	Secured		12,250	4,654
Suzhou		01/01/21		8.38%	Fixed	Secured	(15)	73,200	23,790
Net Leases II		01/10/23		9.35%	Fixed	Secured		20,873	10,436
AMI Premium Outlets—Fixed		09/25/23		2.22%	Fixed	Secured	(12)	30,687	12,276
AMI Premium Outlets—Variable		09/25/23		0.78%	Variable	Secured	(12)	30,687	12,276
TMLP Trust Preferred Unsecured Securities		03/30/36	(18)	7.38%	Fixed	Unsecured		100,000	50,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2009
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Total Joint Venture Indebtedness at Face Value					$16,369,243		$6,454,618

Premium on JV Fixed-Rate Indebtedness					24,503		11,809
Discount on JV Fixed-Rate Indebtedness					(3,038)		(1,514)

Total Joint Venture Indebtedness					$16,390,708	(20)	$6,464,913	(17)

Our Share of Total Indebtedness							$23,571,530

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of March 31, 2009: LIBOR at .5%; EURIBOR at 1.12%; and YEN LIBOR at .43%.

(2)
Includes applicable extensions available at our option.

(3)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These eleven properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These eleven properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 699.0 million. Associated with Facility A and B and Giugliano are interest rate swap agreements with a total combined 611.6 million euros notional amount that effectively fixes Facility A and B and Giugliano at 5.50%.

(11)
Amounts shown in USD Equivalent. Euro equivalent is 326.8 million. Associated with these loans are interest rate swap agreements with a total combined 309.7 million euros notional amount that effectively fix these loans at a combined 5.41%.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 33,749.9 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,125.0 million.

(14)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 143.5 million.

(15)
Amounts shown in USD Equivalent. Yuan equivalent is 1,350.0 million.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $134.0 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(18)
Upon the initial maturity date of 3/30/11, pricing re-sets every 5 years based on an index of LIBOR + 2.375%.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

 SIMON PROPERTY GROUP

Unencumbered Assets

As of March 31, 2009

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Greenwood Park Mall	Greenwood	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2009

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
SouthPark	Charlotte	NC
Pheasant Lane(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2009

Property Name	City	State
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Jersey Shore Premium Outlets	Tinton Falls	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2009

Property Name	City	State
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2009

Property Name	City	State
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Raleigh Springs Mall	Memphis	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of March 31, 2009
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(1)	7,593,604	$50	$379,680	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(2)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(3)	94,235	$28	$2,639	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(4)	1,356,814	$30	$40,704	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(5)	1,515,031	$50	$75,751	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(6)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(7)	850,698	$100	$85,070	N/A

(1)
For the period from January 1, 2009 through March 31, 2009, each share would have been convertible into 0.805966 of a share of common stock if certain conditions had been met, however, these certain conditions (the conversion triggering price) during the quarter ended December 31, 2008 were not met, and as a result, the Series I Preferred Stock was not convertible. The applicable conversion triggering calculation is made on a quarterly basis. For the period from April 1, 2009 through June 30, 2009, each share would have been convertible into 0.8300231 of a share of common stock if the conversion triggering price had been met during the previous quarter. It was not met; therefore, the shares are not convertible for the period from April 1, 2009 through June 30, 2009.

The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2009 was $31.76 per share.

(2)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2009 was $44.00 per share.

(3)
Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(4)
Each unit is redeemable on or after August 27, 2009.

(5)
Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at our option. These units are not currently convertible as the certain conditions described in footnote 1 were not met.

(6)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(7)
Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.

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Exhibit 99.1
Overview
The Company
Reporting Calendar
Stock Information
Credit Ratings
Ownership Structure
Changes in Common Shares and Unit Ownership
Selected Financial and Equity Information
Unaudited Pro–Rata Statement of Operations
Unaudited Pro–Rata Balance Sheet
Reconciliation of Net Income to NOI
NOI Composition
Analysis of Other Income and Other Expense
U.S. Portfolio GLA
U.S. Regional Mall Operational Information
U.S. Regional Mall Lease Expirations
U.S. Regional Mall Top Tenants
U.S. Regional Mall Big Box Openings
U.S. Regional Mall Property Listing
U.S. Development Activity Report
Total Debt Amortization and Maturities by Year
Summary of Indebtedness
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of March 31, 2009 (In thousands)
Unencumbered Assets
Preferred Stock Outstanding